Exhibit 99.1

MGO Global’s Stockholders Approve Business Combination with Heidmar at Today’s Special Meeting of Stockholders

MIAMI — LONDON, U.K. — ATHENS, Greece — (Globe Newswire) – February 14, 2025 – MGO Global Inc. (Nasdaq: MGOL), a digitally-native, lifestyle brand portfolio company, (“MGO,” “MGO Global” or the “Company”), and Heidmar, Inc., a global commercial and pool management business serving the drybulk, crude oil and refined petroleum product tanker market (“Heidmar”) via an asset light business model, today jointly announced that MGO stockholders approved the previously announced proposed business combination (the “Business Combination”) with Heidmar, Inc. at MGO’s Special General Meeting of Stockholders (the “Special Meeting”) held this morning, February 14, 2025.

Following the closing of the Business Combination (the “Closing”), which is expected to occur next week, the combined company will operate under the name Heidmar Maritime Holdings Corporation (“Holdings”) and its ordinary shares are expected to trade on The Nasdaq Capital Market under the ticker symbol “HMR”. The new CUSIP number for Holdings’ ordinary shares will be Y3130D101. Until the Closing is consummated, MGO’s shares of common stock shall continue to trade on The Nasdaq Capital Market under the ticker symbol “MGOL”.

Maximiliano Ojeda, Co-Founder, Chairman and CEO of MGO Global, stated, “On behalf of MGO’s Board of Directors, I’d like to thank our Company’s stockholders who voted and for their near unanimous approval of the business combination with Heidmar. The approval of this transaction by our shareholders marks a significant milestone in the year-long effort that we embarked upon with Heidmar beginning in early 2024. We are thrilled that we are moving towards satisfying all of the customary closing conditions with the expectation that this transaction will be completed next week. As a result, we look forward to our fellow MGO stockholders having the opportunity to materially benefit from the anticipated future success of Heidmar.”

MGO stockholders of record as of December 18, 2024 considered and approved the adoption of the Business Combination Agreement, dated June 18, 2024 (as amended on December 17, 2024 and January 31, 2025, the “Business Combination Agreement”), among Holdings, MGO, Heidmar Inc., a Marshall Islands corporation (“Heidmar”), HMR Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Holdings (“Merger Sub”), and Rhea Marine Ltd. and Maistros Shipinvest Corp. (together, the “Heidmar Shareholders”), pursuant to which MGO, Merger Sub, Holdings, Heidmar and Heidmar Shareholders is expected to complete the Business Combination involving the following transactions (collectively, the “Business Combination”):

(a)	Merger Sub will merge (the “Merger”) with and into MGO, with MGO continuing as the surviving entity and as a wholly owned subsidiary of Holdings;

(b)	the issuance ratio shall be 30 MGO shares of common stock for every one Holdings ordinary share (“Holdings Share”), resulting in 56,752,633 Holdings Shares being issued at closing, including 3,212,413 Holdings Shares issued to the MGO stockholders, or 5.66% of the Holdings Shares outstanding after Closing and 53,540,219 Holdings Shares issued to the Heidmar Shareholders (and MGO’s financial advisor), or 94.34% of the Holdings Shares outstanding after Closing;

(c)	the Heidmar Shareholders will transfer all their shares of Heidmar to Holdings (the “Heidmar Share Acquisition”), with Heidmar becoming a wholly owned subsidiary of Holdings; and

(d)	Holdings will issue to the Heidmar Shareholders and MGO’s financial advisor (as the agreed consideration for advisory services provided to MGO): (i) a number of Holdings Shares equal to (x) the aggregate number of Holdings Shares issuable to the MGO Stockholders at Closing, times (y) 16.6667 (the “Heidmar Share Consideration”) and (ii) upon the satisfaction of certain earnout conditions set forth in the Business Combination Agreement, additional Holdings Shares equal to 10% of the Heidmar Share Consideration (the “Earnout Shares”), with 2.64% of each issuance being distributed to MGO’s financial advisor.

The final voting results from the Special Meeting will be made available in a Current Report on Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission later today.

Advisors

Maxim Group LLC is serving as the exclusive financial advisor to MGO in connection with the Merger and Seaborne Capital Advisors is serving as exclusive financial advisor to Heidmar. Sichenzia Ross Ference Carmel, LLP is serving as legal counsel to MGO and Seward & Kissel LLP is serving as legal counsel to Heidmar and Holdings.

About Heidmar, Inc.

Celebrating its 40th anniversary in 2024, Heidmar is an Athens based, first-class commercial and pool management business servicing the crude and product tanker market and is committed to safety, performance, relationships and transparency. With operations in Athens, London, Singapore, Chennai, Hong Kong and Dubai, Heidmar has a reputation as a reliable and responsible partner with a goal of maximizing our customers’ profitability. Heidmar seeks to offer vessel owners a “one stop” solution for all maritime services in the crude oil, refined petroleum products and dry bulk shipping sectors. Heidmar believes its unique asset light business model and extensive experience in the maritime industry allows the Company to achieve premier market coverage and utilization, as well as provide customers in the sector with seamless commercial transportation services. For more information, please visit www.heidmar.com.

About MGO Global Inc.

MGO Global is actively engaged in building a portfolio of independent, digitally native, lifestyle brands, which are unique and differentiated, yet all defined by distinctive, high-quality products and a shared commitment to delivering high-touch customer experiences across its ecommerce and wholesale channels. MGO is currently comprised of two business units: Americana Liberty, which markets a growing, high-end line of thoughtfully curated home and outdoor products, including Stand Flagpoles; and MGO Digital, which leverages data analytics, advanced technology-enabled marketing and our leadership’s industry relationships and expertise to identify, incubate and introduce to market new, authentic lifestyle brand concepts. For more information on MGO, please visit www.mgoglobalinc.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Holdings, MGO and Heidmar. All statements other than statements of historical facts contained in this press release, including statements regarding Holdings’s, MGO Global’s or Heidmar’s future results of operations and financial position, Holdings’s, MGO’s and Heidmar’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of Holdings, MGO and Heidmar, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of MGO’s securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to complete the transactions contemplated by the transaction agreement, including due to failure to obtain approval of the stockholders of MGO or other conditions to closing in the transaction agreement; the inability to obtain or maintain the listing of Holdings ordinary shares on Nasdaq following the transaction; the risk that the transactions disrupt current plans and operations of MGO as a result of the announcement and consummation of the transactions; the ability to recognize the anticipated benefits of the transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the transactions; changes in applicable laws or regulations; the possibility that Holdings, Heidmar or MGO may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by Holdings and MGO. Moreover, Holdings, Heidmar and MGO operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Holdings’s, Heidmar’s and MGO’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Holdings, Heidmar and MGO assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Holdings, Heidmar or MGO gives any assurance that either Heidmar or MGO or Holdings will achieve its expectations.

CONTACT INFORMATION:

MGO Global Inc.	Heidmar, Inc.

Dodi Handy, Director of Communications	Nicolas Bornozis, Investor Relations/Media
Telephone: 407-960-4636	Telephone: 212-661-7566
Email: ir@mgoteam.com	Email: heidmar@capitallink.com

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